Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 18, 2004
                                                ------------------------------

Commission         Registrant, State of Incorporation,     I.R.S. Employer
File Number        Address and Telephone Number            Identification No.
------------       -----------------------------           -----------------

1-3526             The Southern Company                    58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

1-6468             Georgia Power Company                   58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526

1-5072             Savannah Electric and Power Company     58-0418070
                   (A Georgia Corporation)
                   600 East Bay Street
                   Savannah, Georgia 31401
                   (912) 644-7171

333-98553          Southern Power Company                  58-2598670
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by four registrants: The Southern Company, Georgia Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.



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Item 5.         Other Events and Regulation FD Disclosure.
                -----------------------------------------

         For information regarding the construction of Plant McIntosh combined cycle units 10 and 11 by Southern Power Company (Southern Power), Georgia Public Service Commission (GPSC) certification of purchased power agreements between Southern Power and Georgia Power Company (Georgia Power) and Savannah Electric and Power Company (Savannah Electric) for the Plant McIntosh unit 10 and 11 capacity beginning June 2005 (the McIntosh PPAs) and the Federal Energy Regulatory Commission (FERC) approval process for the McIntosh PPAs, see Item 7-- MANAGEMENT'S DISCUSSION AND ANALYSIS - "Future Earnings Potential -- FERC Matters" of The Southern Company (Southern Company), Georgia Power and Southern Power under "Market-Based Rate Authority" and of Savannah Electric under "Southern Power PPA" and Note 3 to the financial statements of Southern Company, Georgia Power, Savannah Electric and Southern Power under "FERC Matters" in the Annual Report on Form 10-K for the year ended December 31, 2003. Also see MANAGEMENT'S DISCUSSION AND ANALYSIS - "Future Earnings Potential -- FERC Matters" and Note (C) to the Condensed Financial Statements of Southern Company, Georgia Power, Savannah Electric and Southern Power in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

         To ensure the timely completion of construction on McIntosh units 10 and 11 and their availability in the summer of 2005 as supply side resources for the retail customers in the State of Georgia, on May 7, 2004, Georgia Power and Savannah Electric requested the GPSC to direct them to purchase the McIntosh combined cycle units 10 and 11 construction project from Southern Power. Georgia Power and Savannah Electric proposed to place the units in rate base at a cost approved by the GPSC and to recover the unit operation and maintenance costs as retail service expenses as may be approved by the GPSC. After the project is purchased by Georgia Power and Savannah Electric, the McIntosh PPAs would no longer be effective.

         On May 18, 2004, the GPSC ordered Georgia Power and Savannah Electric to purchase within 30 days the McIntosh combined cycle units 10 and 11 construction project from Southern Power. The GPSC also directed Georgia Power and Savannah Electric to file an application within 10 days of completing such purchase to amend the resource certificate granted by the GPSC in 2002 to describe the capacity resource as being the McIntosh units 10 and 11 (as opposed to the McIntosh PPAs), the approximate construction schedule (which is not expected to change) and the proposed ratebase treatment. The GPSC is expected to review the application by Georgia Power and Savannah Electric in accordance with its affiliate transaction guidelines and will have up to 180 days to respond. The ultimate outcome of the GPSC's review cannot now be determined.


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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     May 18, 2004                THE SOUTHERN COMPANY



                                      By  /s/Tommy Chisholm
                                             Tommy Chisholm
                                               Secretary


                                      GEORGIA POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By /s/ Wayne Boston
                                         Wayne Boston
                                         Assistant Secretary